UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2023

PROOF Acquisition Corp I
(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11911 Freedom Drive Suite 1080 Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)

(571) 310-4949
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	PACI.U	The New York Stock Exchange
Class A common stock included as part of the units	PACI	The New York Stock Exchange
Redeemable Warrants included as part of the units	PACI.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment No. 1 to the Investment Management Trust Agreement

As approved by its shareholders at the special meeting of stockholders held on May 19, 2023 (the “Special Meeting”), PROOF Acquisition Corp I, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company entered into Amendment No. 1 (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated as of November 30, 2021 (the “Trust Agreement”). The Trust Agreement Amendment amends the Trust Agreement allowing the Company to extend the period of time the Company must consummate a Business Combination (as defined in the Certificate of Incorporation of the Company) pursuant to the Trust Agreement from June 3, 2023 to December 3, 2023.

The foregoing description is qualified in its entirety by reference to the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

Amendment of Certificate of Incorporation

As described in Item 5.03 below, the shareholders of the Company approved the Extension Amendment at the Special Meeting on May 19, 2023, and the Company subsequently filed the Certificate of Amendment of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

As approved by its shareholders at the Special Meeting, the Company filed an amendment (the “Extension Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. The Extension Amendment (i) extends the date by which the Company must consummate its initial Business Combination from June 3, 2023 to December 3, 2023.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 19, 2023, the Company convened the Special Meeting. As of the close of business on April 6, 2023, the record date for the Special Meeting, there were an aggregate of 34,500,000 shares of Common Stock outstanding (consisting of 27,600,000 shares of Class A Common Stock and 6,900,000 shares of Class B Common Stock), each of which was entitled to one vote with respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal (each as defined below). A total of 30,543,430 shares of Common Stock, representing approximately 88.53% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum. The proposals listed below are described in more detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 21, 2023. The shareholders of the Company voted on proposals to amend the Certificate of Incorporation to extend the date by which the Company must consummate a Business Combination (the “Extension Amendment Proposal”),  to amend the Trust Agreement to extend the date by which the Company must consummate a Business Combination (the “Trust Agreement Amendment Proposal”), and to adjourn the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. A summary of the voting results at the Special Meeting is set forth below:

The Extension Amendment Proposal - To approve and amend the Certificate of Incorporation to extend the date by which the Company must consummate a Business Combination from June 3, 2023 to December 3, 2023.

For	Against	Abstain
29,303,947	1,239,483	0

The Trust Agreement Amendment Proposal - To approve and amend the Trust Agreement allowing the Company to extend the period of time required to consummate a Business Combination from June 3, 2023 to December 3, 2023.

For	Against	Abstain
29,303,937	1,239,483	0

The Adjournment Proposal -  The proposal to adjourn the Special Meeting (the “Adjournment Proposal”) was not presented at the Special Meeting since the Extension Amendment Proposal and the Trust Agreement Amendment Proposal received sufficient favorable votes to be adopted.

Item 8.01	Other Events

Redemption of Shares

In connection with the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, shareholders holding 21,156,902 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $222,222,300.63 (approximately $10.50 per share) will be withdrawn from the Trust Account to pay such redeeming holders.

Deposit of Extension Payment
In connection with approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, PROOF Acquisition Sponsor I, LLC, the Company’s sponsor, will cause $480,000 to be deposited in the Trust Account in connection with the exercise of the first three-month extension of the end of the Completion Window to September 3, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company.
10.1	Amendment No. 1 to the Investment Management Trust Agreement, dated November 30, 2023, entered into between the Company and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROOF Acquisition Corp I

Date: May 24, 2023	By:	/s/ Michael W. Zarlenga
	Name:	Michael W. Zarlenga
	Title:	General Counsel and Corporate Secretary

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